Income taxes	12 Months Ended
Dec. 31, 2025
Major components of tax expense (income) [abstract]
Income taxes	2.5. Income taxes
Accounting policies
Income tax expense comprises current tax and deferred tax.
Tax is recognized in the income statement except to the
extent that it relates to items recognized in other
comprehensive income, or directly in equity, in which case the related tax is recognized in other comprehensive income or
equity, respectively.
Current taxes are calculated based on the results of the
Group companies in accordance with local tax laws and using
tax rates that are enacted or substantively enacted at the
reporting date. Corporate taxes withheld at the source of the income on behalf of Group companies are accounted for as
income taxes when determined to represent a tax on net
income.
Deferred tax assets and liabilities are determined using the balance sheet liability method for all temporary differences arising between the tax bases of assets and liabilities and
their carrying amounts in the statement of financial position.
Deferred tax assets are recognized to the extent it is
probable that future taxable profit will be available against which the unused tax losses, unused tax credits and
deductible temporary differences can be utilized in the
relevant jurisdictions. Deferred tax assets are assessed for realizability at each reporting date. When facts and
circumstances indicate it is no longer probable that deferred tax assets will be utilized, adjustments are made as
necessary.
Deferred tax liabilities are recognized for taxable temporary differences, and for temporary differences that arise
between the fair value and the tax base of identifiable net
assets acquired in business combinations. Deferred tax
liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred tax liabilities are recognized on taxable temporary differences associated with
investments in subsidiaries, associates and joint
arrangements, unless the timing of the reversal of the
temporary difference is controlled by Nokia, and it is probable that the temporary difference will not reverse in the
foreseeable future.
Nokia applies the exception to recognizing and disclosing
information about deferred tax assets and liabilities related to Pillar Two income taxes, as provided in the amendments to
IAS 12 issued in May 2023.
Deferred tax assets and deferred tax liabilities are measured using the enacted or substantively enacted tax rates at the
reporting date that are expected to apply in the period when the asset is realized or the liability is settled. Deferred tax assets and liabilities are not discounted.
Deferred tax assets and deferred tax liabilities are offset for presentation purposes when there is a legally enforceable
right to set off current tax assets against current tax
liabilities, and the deferred tax assets and deferred tax
liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different
taxable entities which intend either to settle current tax
liabilities and assets on a net basis, or realize the assets and settle the liabilities simultaneously in each future period in which significant amounts of deferred tax liabilities or
deferred tax assets are expected to be settled or recovered.
Nokia periodically evaluates positions taken in tax returns in situations where applicable tax regulation is subject to
interpretation. The amounts of current and deferred tax
assets and liabilities are adjusted when it is considered
probable, i.e. more likely than not, that certain tax positions may not be fully sustained upon review by tax authorities.
The amounts recorded are based on the most likely amount
or the expected value, depending on which method Nokia
expects to better predict the resolution of the uncertainty, at each reporting date.
Critical accounting judgment
Nokia is subject to income taxes in the jurisdictions in
which it operates. Judgment is required in determining
current tax expense, uncertain tax positions, deferred tax
assets and deferred tax liabilities; and the extent to which deferred tax assets can be recognized.
Estimates related to the recoverability of deferred tax
assets are based on forecast future taxable income and
tax planning strategies. Based on these estimates and
assumptions, at 31 December 2025, Nokia has
EUR 21 918 million (EUR 21 853 million in 2024) of unused
tax losses, unused tax credits and deductible temporary
differences for which no deferred tax assets are
recognized due to uncertainty of utilization. The majority
of the unrecognized deferred tax assets relate to France.
The utilization of deferred tax assets is dependent on
future taxable profit in excess of the profit arising from
the reversal of existing taxable temporary differences. The
recognition of deferred tax assets is based on the
assessment of whether it is probable that sufficient
taxable profit will be available in the future to utilize the unused tax losses, unused tax credits and deductible
temporary differences before the unused tax losses and
unused tax credits expire. Recognition of deferred tax
assets involves judgment regarding the future financial
performance of the particular legal entity or tax group
that has recognized the deferred tax asset.
Components of the income tax expense/benefit

EURm	2025	2024	2023
Current tax expense	(478)	(439)	(429)
Deferred tax benefit/(expense)	201	59	(391)
Total	(277)	(380)	(820)
Income tax reconciliation
Reconciliation of the difference between income tax computed at the statutory rate in Finland of
20% and income tax recognized in the income statement:

EURm	2025	2024	2023
Income tax expense at statutory rate	(183)	(418)	(294)
Permanent differences	51	149	146
Non-creditable withholding taxes	(39)	(44)	(38)
Income taxes for prior years	1	10	23
Effect of different tax rates of subsidiaries operating in other jurisdictions	(28)	(46)	(143)
Effect of deferred tax assets not recognized(1)	(58)	(44)	(533)
Benefit arising from previously unrecognized deferred tax assets	14	81	25
Net increase in uncertain tax positions	(23)	(29)	(15)
Change in income tax rates	(52)	(27)	32
Income taxes on undistributed earnings	40	(12)	(23)
Total	(277)	(380)	(820)
(1)In 2023, Nokia recognized a deferred tax expense and a decrease in deferred tax assets of EUR 0.4 billion due to an internal transaction related to an operating model change that led to a remeasurement of deferred tax assets in Finland and the United
States.
Income tax liabilities and assets include a net liability of EUR 318 million (EUR 207 million in 2024)
relating to uncertain tax positions with inherently uncertain timing of cash outflows.
Prior period income tax returns for certain Group companies are under examination by local tax authorities. Nokia has ongoing tax investigations in various jurisdictions, including Australia, Brazil,
China, France, India, Kenya, Mexico and United States. Nokia’s business and investments, especially in emerging market countries, may be subject to uncertainties, including unfavorable or unpredictable tax treatment. Management judgment and a degree of estimation are required in determining the tax expense or benefit. Even though management does not expect that any significant additional taxes in excess of those already provided for will arise as a result of these examinations, the outcome or actual cost of settlement may vary materially from estimates.
Deferred tax assets and liabilities
Deferred tax assets and liabilities relate to the following:

	2025			2024
	Deferred	Deferred	Net	Deferred	Deferred	Net
EURm	tax assets	tax liabilities	balance	tax assets	tax liabilities	balance
Tax losses carried forward and unused tax credits	1 034	—		1 019	—
Undistributed earnings	—	(167)		—	(213)
Intangible assets and property, plant and equipment	2 968	(294)		2 957	(152)
Right-of-use assets	—	(194)		—	(131)
Defined benefit pension assets	—	(1 913)		—	(2 106)
Other non-current assets	20	(12)		24	(17)
Inventories	198	(5)		148	(12)
Other current assets	128	(37)		160	(69)
Lease liabilities	188	—		137	—
Defined benefit pension and other post-employment liabilities	781	—		917	—
Other non-current liabilities	7	(1)		8	—
Provisions	330	(47)		254	(75)
Other current liabilities	335	(84)		287	(106)
Other temporary differences	39	(23)		34	(27)
Total before netting	6 028	(2 777)	3 251	5 945	(2 908)	3 037
Netting of deferred tax assets and liabilities	(2 385)	2 385	—	(2 346)	2 346	—
Total after netting	3 643	(392)	3 251	3 599	(562)	3 037
Nokia has undistributed earnings of EUR 433 million (EUR 377 million in 2024) for which a deferred tax liability has not been recognized as these earnings will not be distributed in the foreseeable future.
The Finnish Government announced changes to the corporate income tax regime that could see the corporate income tax rate reduce from 20% to 18% starting from 1 January 2027. On the date of issuing the financial statements, the legislation has not yet been enacted or substantively enacted.
If the legislative change is enacted as proposed, the change in the corporate income tax rate would decrease Nokia's net deferred tax assets approximately by EUR 300 million resulting in corresponding impact on income tax expense. The estimated impact of the proposed change is based on temporary differences recognized at 31 December 2025.
Nokia continues to monitor the legislative process and will reflect the impact of the tax rate change in the period in which it becomes substantively enacted.
Movements in the net deferred tax balance during the year:

EURm	2025	2024	2023
1 January	3 037	3 148	3 502
Recognized in income statement, continuing operations	201	59	(391)
Recognized in income statement, discontinued operations	—	—	(3)
Recognized in other comprehensive income	(21)	(77)	51
Acquisitions through business combinations(1)	45	2	—
Disposals	—	(75)	—
Other	—	—	(3)
Translation differences	(11)	(20)	(8)
31 December	3 251	3 037	3 148
(1)In 2025, acquisitions through business combinations relates to the acquisition of Infinera. For more information, refer to Note 6.2.
Acquisitions.
In addition, at 31 December 2025, Nokia has unrecognized deferred tax assets of which the majority relate to France. These deferred tax assets have not been recognized due to uncertainty regarding their utilization. A significant portion of the French unrecognized deferred tax assets are indefinite in nature and available against future French tax liabilities, subject to a limitation of 50%
of annual taxable profits.
The amount of temporary differences, tax losses carried forward and tax credits for which no deferred tax asset was recognized due to uncertainty of utilization:

EURm	2025	2024
Temporary differences	2 071	1 810
Tax losses carried forward	19 530	19 770
Tax credits	317	273
Total	21 918	21 853
Expiry of tax losses carried forward and unused tax credits:

	2025			2024
EURm	Recognized	Unrecognized	Total	Recognized	Unrecognized	Total
Tax losses carried forward
Within 10 years	1 372	924	2 296	1 356	1 022	2 378
Thereafter	50	83	133	74	—	74
No expiry	1 870	18 523	20 393	1 972	18 748	20 720
Total	3 292	19 530	22 822	3 402	19 770	23 172
Tax credits
Within 10 years	130	295	425	126	254	380
Thereafter	167	9	176	45	4	49
No expiry	122	13	135	153	15	168
Total	419	317	736	324	273	597
Nokia continually evaluates the probability of utilizing its deferred tax assets and considers both positive and negative evidence in its assessment. As the majority of the recognized deferred tax assets relates to Finland, Nokia has considered the following factors in the assessment:
▪The recent years’ cumulative accounting and taxable profit in Finland;
▪Expectations regarding future financial performance in Finland; and
▪The relevant attributes underlying the deferred tax assets are generally not subject to expiry.
Nokia has established the pattern of material taxable and accounting profits in Finland and continued to recognize deferred tax assets related to Finland. In its assessment, Nokia has not applied any cut-off period, other than expiry under the relevant tax legislation. A significant portion of the tax attributes for which the deferred tax assets relate to are indefinite in nature and available fully against future Finnish tax liabilities. Due to the non-expiry of these assets, the sensitivity of future profit projections affects mainly the period over which the deferred tax assets are expected to be utilized. Nokia will continue to monitor the above factors related to Finland, including in particular its actual profit record, in upcoming periods.
Income tax related to items of other comprehensive income

	2025			2024			2023
EURm	Gross	Tax	Net	Gross	Tax	Net	Gross	Tax	Net
Remeasurements of defined benefit plans	(24)	7	(17)	408	(85)	323	(343)	61	(282)
Translation differences	(1 627)	(3)	(1 630)	537	8	545	(535)	7	(528)
Net investment hedges	111	(22)	89	(40)	8	(32)	135	(27)	108
Cash flow and other hedges	1	—	1	21	(3)	18	(61)	10	(51)
Financial assets at fair value through other comprehensive income	9	(2)	7	19	(5)	14	10	—	10
Other increase/(decrease), net	7	(1)	6	3	—	3	(4)	—	(4)
Total	(1 523)	(21)	(1 544)	948	(77)	871	(798)	51	(747)
OECD Pillar Two model rules
Nokia is within the scope of the OECD Pillar Two model rules, which introduced a global minimum tax rate of 15% per jurisdiction. Pillar Two legislation has been enacted in Finland, the jurisdiction in which Nokia is incorporated, and is effective from 1 January 2024.
Nokia has performed an analysis of the impact of the Pillar Two legislation and based on this analysis, in 2025, the impact on income tax expense is immaterial. The main elements of this analysis were the following:
▪Current understanding of the interpretation of the rules.
▪Applicability of the safe harbors provided for in the Pillar Two legislation.
▪Analysis and calculations of potential income tax expense in respect of jurisdictions not meeting safe harbor tests.